UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Corporate High Yield Fund

Annual Report | August 31, 2022

A: RCRAX	C: RCRCX	Y: RCRYX

visit us: www.amundi.com/us

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges. The onset of the COVID-19 pandemic in March 2020 was the most significant development, as the pandemic affected the everyday lives of millions and led to major changes in government and central-bank policies. Later that year, the widespread distribution of COVID-19 vaccines led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year, and led to strong performance overall.

Eventually, however, the easier monetary and fiscal policies enacted during the height of the pandemic as well as ongoing supply chain issues, which were, at least in part, an outgrowth of certain virus-containment measures, were among the numerous factors that combined to drive inflation levels higher in the latter part of 2021.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of 2022, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In the US, the upcoming mid-term elections in November of this year are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 3

Portfolio Management Discussion | 8/31/22

In the following interview, portfolio managers Matthew Shulkin, Andrew Feltus, and Ken Monaghan, discuss the factors that influenced the performance of Pioneer Corporate High Yield Fund during the 12-month period ended August 31, 2022. Mr. Shulkin, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended August 31, 2022?
A	Pioneer Corporate High Yield Fund’s Class A shares returned -9.54% at net asset value during the 12-month period ended August 31, 2022, while the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned -10.43%. During the same period, the average return of the 678 mutual funds in Morningstar’s High Yield Bond Funds category was -9.74%.
Q	Could you please describe the market environment for high-yield corporate bonds during the 12-month period ended August 31, 2022?
A	As the period began in September 2021, investors were becoming increasingly concerned about high inflation and the looming withdrawal of very accommodative monetary policies from central banks. Persistent inflation resulted in a reversal by the US Federal Reserve (Fed) in the fourth quarter of 2021, as it abandoned its average-inflation targeting policy and doubled the previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities (quantitative easing). At that time, the Fed signaled three potential increases of 25 basis points (bps) in its benchmark overnight federal funds rate target range for 2022, with another two increases expected for 2023. (A basis point is equal to 1/100th of a percentage point.)

Inflation continued to run historically high into the winter, and market apprehension regarding the actions of central banks increased accordingly. As estimates of future short-term yields increased, yield curves flattened and yields on longer-maturity bonds rose. In late February, Russia’s military incursion into Ukraine led to a spike in

4 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

volatility and made investors more risk-averse, causing many to reduce their exposures to higher-risk assets. As a result, credit spreads widened and yields increased as market participants began moving out of risky assets, including high-yield bonds, despite the improving financial performance of many issuers of high-yield debt instruments. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

The war in Ukraine also exacerbated inflation concerns, given Russia's leading position as an energy supplier to Europe, along with Ukraine's status as a large agricultural-exporting nation. Meanwhile, China's ongoing “zero-COVID” policy led to extended lockdowns in that country, which caused further disruptions to the global supply chain and raised new concerns about economic growth.

At its March meeting, the Fed began increasing its short-term federal funds rate target by raising the upper bound from 0.25% to 0.50%, and by the late spring, investor speculation had centered on whether the Fed would achieve a "soft landing," in which economic growth would slow, but remain positive, while the Fed brought inflation under control. With the market now concerned about several issues, including inflation, the Fed’s response to it, and economic growth, the returns for US corporate debt turned deeply negative. The Fed went on to raise the target range of the federal funds rate by 50 bps, 75 bps, and 75 bps, during May, June, and July, respectively. Those moves brought the federal funds target up to a range of 2.25% to 2.50%, its highest level since December of 2019. With inflation posting 40-year highs, Treasury yields moved sharply higher, with the yield on the 10-year Treasury bond peaking at 3.49% in mid-June.

July saw credit-sensitive assets such as corporate bonds recover some of their earlier losses, supported by stronger-than-expected earnings reports. In addition, Treasury yields retraced some of their earlier rise on the hopes that inflation had peaked, with the yield on the 10-year Treasury dropping to 2.60% on August 1. However, as August unfolded, the market’s concerns about the Fed’s hawkish trajectory on monetary policy and the potential for a recession returned to the forefront, leading to another slump in the performance of riskier assets. The 10-year Treasury yield ended the 12-month period at 3.15%, compared to the 1.30% yield of 12 months earlier.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 5

Q	Can you review your principal strategies in managing the Fund during the 12-month period ended August 31, 2022, and the degree to which the portfolio’s positioning affected benchmark-relative returns?
A	We have based our investment process for the Fund on security and sector selection. We believe that diligent, detailed, fundamental research could uncover mispriced securities, and that actively managing the portfolio to capture those opportunities may produce competitive returns over the longer term. During the period, our management strategy shifted from seeking to take advantage of post-pandemic economic reopening opportunities (when credit spreads were wide) to reducing market risk (given tightening spreads).

Security selection has been our primary method when seeking to generate performance. Selection results during the 12-month period were most beneficial to the Fund’s relative returns within the health care, energy, real estate, capital goods, and consumer goods sectors, while selection results within the basic industry, technology, telecommunications, and media sectors detracted from relative performance.

With regard to asset allocations, the Fund’s overweights to the energy and transportation sectors contributed positively to benchmark-relative results, as did an underweight to media issuers. Meanwhile, portfolio underweights to the leisure, insurance, and capital goods sectors detracted from the Fund’s relative returns.

Within the ratings categories, security selection results among holdings of issues rated “BB” and “CCC” aided the Fund’s relative performance during the period. On the other hand, the Fund’s overall weightings in those two ratings buckets (underweight to BB’s; overweight to CCC’s) detracted from relative returns.

In terms of individual holdings, during the 12-month period, the Fund’s relative performance benefited from overweight positions in Canadian exploration-and-production company Baytex Energy, as rising crude oil prices provided a tailwind to energy firms, and Surgery Center, an operator of outpatient surgical facilities. An underweight position in Bausch Health also contributed positively to the Fund’s benchmark-relative results, as the company proceeded with a spinoff that was disadvantageous to bondholders.

6 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

On the downside, detractors from the Fund’s relative returns during the period included positions in IAMGOLD, a gold miner that encountered higher project costs than anticipated, GOTO Group, a webhosting and domain-name company, and Rackspace, a cloud services company.

Q	Can you discuss the factors that affected the Fund’s income-generation (or distributions* to shareholders), either positively or negatively, during the 12-month period ended August 31, 2022?
A	The Fund’s monthly distribution rate increased, especially over the second half of the 12-month period, as a result of rising interest rates and the widening of credit spreads.
Q	Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2022? If so, did the derivatives have a material effect on the Fund’s performance?
A	During the 12-month period, the Fund had light exposure to index-based credit-default-swap contracts. We have the ability to utilize derivatives, such as credit-default swaps and similar instruments, from time to time in order to maintain the desired level of portfolio exposure to the high-yield market, and as part of our efforts to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The Fund’s use of credit-default swaps had a negligible effect on relative performance for the period.
Q	What is your assessment of the current climate for high-yield investing?
A	We believe concerns regarding inflation and economic growth will continue to dominate the US high-yield corporate market over the remainder of 2022. Currently, US Treasury yields reflect a “higher-for-longer” Fed scenario, in which the Fed finds it necessary to raise rates to a greater degree and keep them higher for a longer period than previously expected. As of August 31, 2022, market pricing implies a federal funds rate target that peaks in early 2023, at close to 4.5%, and remains in that area through the third quarter of 2023.

The outlook for long-term US rates, however, is less clear, and depends on the longer-term path of inflation, economic growth, and ultimately, global demand for US assets. While we believe it is likely that monthly inflation data could moderate in the near term, the level at which

* Distributions are not guaranteed.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 7

inflation stops declining remains uncertain, in our view. Ultimately, wage growth has usually been the key factor, and probably needs to ease from current levels in order for the Fed to declare, “mission accomplished,” on the inflation battle. A substantial deceleration in wages will likely require less demand for labor, which has not been evident, at least not yet. Given uncertainty on the medium-term outlook for wage growth and inflation, we believe it is too early to sound the “all clear” for investments in riskier assets.

Although we believe most high-yield issuers and US consumers have healthy balance sheets, we have positioned the Fund cautiously, as we believe the market does not yet fully appreciate the implications of the Fed’s higher-for-longer scenario we outlined earlier. We do not believe the US is heading for a major recession; instead, we see US gross domestic product declining to around 0% as the Fed’s rate increases work their way through the system. Combining this “flat growth” scenario with the market’s need for strong evidence that inflation is coming under control, we believe credit spreads are likely to widen from August 2022 levels. As our long-term view of the US high-yield market remains positive, we anticipate seeking to add risk to the portfolio if spreads do widen.

Please refer to the Schedule of Investments on pages 17–29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any

8 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 9

Portfolio Summary | 8/31/22

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*
1.	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1.66%
2.	FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	1.35
3.	Garda World Security Corp., 4.625%, 2/15/27 (144A)	1.29
4.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.28
5.	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%,
	2/15/25 (144A)	1.28
6.	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	1.25
7.	Altice France Holding SA, 6.00%, 2/15/28 (144A)	1.22
8.	Koppers, Inc., 6.00%, 2/15/25 (144A)	1.22
9.	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	1.21
10.	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	1.14

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Prices and Distributions | 8/31/22

Net Asset Value per Share

Class	8/31/22	8/31/21
A	$7.97	$9.22
C	$7.92	$9.17
Y	$8.01	$9.27

Distributions per Share: 9/1/21–8/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3900	$ —	$ —
C	$0.3222	$ —	$ —
Y	$0.4183	$ —	$ —

Index Definition

The ICE BofA US High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 11

Performance Update | 8/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of August 31, 2022)

	Net	Public	ICE
	Asset	Offering	BofA US
	Value	Price	High Yield
Period	(NAV)	(POP)	Index
Life of Class
(1/3/17)	2.95%	2.12%	3.17%
5 years	2.34	1.41	2.43
1 year	-9.54	-13.57	-10.43

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
1.40%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of August 31, 2022)
			ICE
			BofA US
	If	If	High Yield
Period	Held	Redeemed	Index
Life of Class
(1/3/17)	2.31%	2.31%	3.17%
5 years	1.73	1.73	2.43
1 year	-10.30	-11.16	-10.43

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
2.14%	1.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five-year and Life-of-Class periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 13

Performance Update | 8/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA US High Yield Index.

Average Annual Total Returns
(As of August 31, 2022)
	Net	ICE
	Asset	BofA US
	Value	High Yield
Period	(NAV)	Index
Life of Class
(1/3/17)	3.23%	3.17%
5 years	2.62	2.43
1 year	-9.31	-10.43

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
1.12%	0.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on actual returns from March 1, 2022 through August 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account Value	$925.60	$921.60	$926.50
(after expenses) 8/31/22
Expenses Paid	$4.37	$7.99	$2.91
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, and 0.60% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2022 through August 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account Value	$1,020.67	$1,016.89	$1,022.18
(after expenses) 8/31/22
Expenses Paid	$4.58	$8.39	$3.06
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, and 0.60% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Schedule of Investments | 8/31/22

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 97.4%
	CORPORATE BONDS — 94.5% of Net Assets
	Advertising — 2.9%
275,000	Clear Channel Outdoor Holdings, Inc.,
	7.50%, 6/1/29 (144A)	$ 221,093
170,000	Clear Channel Outdoor Holdings, Inc.,
	7.75%, 4/15/28 (144A)	138,262
100,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	4.25%, 1/15/29 (144A)	83,479
380,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	6.25%, 6/15/25 (144A)	376,775
429,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	363,814
301,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	261,677
	Total Advertising	$ 1,445,100
	Aerospace & Defense — 1.1%
180,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 171,518
370,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	354,294
	Total Aerospace & Defense	$ 525,812
	Airlines — 0.5%
65,000	Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 64,560
70,000	American Airlines Group, Inc. Pass-Through Trust
	Series B, 3.95%, 7/11/30	58,254
125,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.50%, 4/20/26 (144A)	118,910
	Total Airlines	$ 241,724
	Auto Manufacturers — 3.1%
100,000	Ford Motor Co., 6.10%, 8/19/32	$ 97,375
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	161,946
612,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	538,683
540,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	486,394
256,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	248,000
	Total Auto Manufacturers	$ 1,532,398
	Auto Parts & Equipment — 0.9%
475,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 431,349
	Total Auto Parts & Equipment	$ 431,349
	Banks — 0.5%
317,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	$ 274,245
	Total Banks	$ 274,245
	Biotechnology — 0.6%
335,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 279,240
	Total Biotechnology	$ 279,240

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 17

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Building Materials — 3.0%
260,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 207,541
145,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	134,488
450,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	306,754
613,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	575,178
155,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%,
	4/15/30 (144A)	135,020
145,000	Patrick Industries, Inc., 7.50%, 10/15/27 (144A)	135,908
	Total Building Materials	$ 1,494,889
	Chemicals — 2.9%
650,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	$ 591,747
111,000	Olin Corp., 5.00%, 2/1/30	100,735
200,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
	11/1/26 (144A)	166,000
370,000	Trinseo Materials Operating SCA/Trinseo Materials
	Finance, Inc., 5.125%, 4/1/29 (144A)	262,589
408,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	339,374
	Total Chemicals	$ 1,460,445
	Commercial Services — 5.4%
20,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 18,726
275,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	247,626
98,000	APX Group, Inc., 5.75%, 7/15/29 (144A)	79,933
375,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	364,217
80,000	Brink’s Co., 5.50%, 7/15/25 (144A)	78,218
692,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	608,199
190,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	167,200
115,000	Nielsen Finance LLC/Nielsen Finance Co., 4.50%,
	7/15/29 (144A)	115,435
95,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%,
	7/15/31 (144A)	94,401
295,000	PECF USS Intermediate Holding III Corp., 8.00%,
	11/15/29 (144A)	246,372
35,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 5.25%, 4/15/24 (144A)	34,673
420,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	369,782
300,000	Sotheby’s, 7.375%, 10/15/27 (144A)	282,816
	Total Commercial Services	$ 2,707,598
	Computers — 2.3%
279,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	$ 228,975
329,000	KBR, Inc., 4.75%, 9/30/28 (144A)	297,702
540,000	NCR Corp., 5.00%, 10/1/28 (144A)	508,275
150,000	NCR Corp., 5.25%, 10/1/30 (144A)	138,521
	Total Computers	$ 1,173,473

The accompanying notes are an integral part of these financial statements.

18 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Diversified Financial Services — 4.8%
436,886(a)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
	10/31/26 (144A)	$ 340,771
65,000	Bread Financial Holdings, Inc., 4.75%, 12/15/24 (144A)	57,589
250,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	225,000
429,165(a)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or
	6.50% Cash), 9/15/24 (144A)	347,203
240,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (144A)	213,460
242,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	227,480
201,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	156,362
305,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	251,212
560,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	6.375%, 2/1/30 (144A)	481,600
125,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	7.875%, 5/1/27 (144A)	115,312
	Total Diversified Financial Services	$ 2,415,989
	Electric — 3.2%
275,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 233,577
215,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	179,530
85,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	70,681
153,000	Leeward Renewable Energy Operations LLC, 4.25%,
	7/1/29 (144A)	126,116
135,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	110,900
290,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	229,825
67,402	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	65,212
55,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	47,949
542,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	521,675
	Total Electric	$ 1,585,465
	Electrical Components & Equipments — 1.1%
253,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 210,481
30,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	27,908
310,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	310,056
	Total Electrical Components & Equipments	$ 548,445
	Electronics — 0.1%
80,000	TTM Technologies, Inc., 4.00%, 3/1/29 (144A)	$ 69,200
	Total Electronics	$ 69,200
	Engineering & Construction — 1.7%
607,551	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 499,237
225,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	192,937
160,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	131,776
	Total Engineering & Construction	$ 823,950

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 19

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Entertainment — 1.4%
283,000	Mohegan Gaming & Entertainment, 8.00%, 2/1/26 (144A)	$ 248,969
77,000	Penn Entertainment, Inc., 4.125%, 7/1/29 (144A)	62,196
110,000	Scientific Games Holdings LP/Scientific Games US FinCo,
	Inc., 6.625%, 3/1/30 (144A)	97,824
350,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
	8/15/29 (144A)	304,878
	Total Entertainment	$ 713,867
	Environmental Control — 1.1%
130,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 109,850
270,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	228,825
201,000	Tervita Corp., 11.00%, 12/1/25 (144A)	217,917
	Total Environmental Control	$ 556,592
	Food — 2.7%
701,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	$ 639,670
280,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	252,350
403,000	Simmons Foods Inc/Simmons Prepared Foods Inc/
	Simmons Pet Food, Inc./Simmons Feed, 4.625%,
	3/1/29 (144A)	356,446
95,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	81,937
	Total Food	$ 1,330,403
	Forest Products & Paper — 1.7%
344,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 307,564
334,000	Mercer International, Inc., 5.125%, 2/1/29	291,599
259,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	246,081
	Total Forest Products & Paper	$ 845,244
	Healthcare-Products — 0.4%
255,000	Medline Borrower LP, 3.875%, 4/1/29 (144A)	$ 216,113
	Total Healthcare-Products	$ 216,113
	Healthcare-Services — 3.0%
229,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 173,584
318,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	281,430
54,000	RegionalCare Hospital Partners Holdings Inc / LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	51,454
70,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	67,536
423,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	423,309
110,000	Tenet Healthcare Corp., 6.125%, 6/15/30 (144A)	105,611
260,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	232,226
353,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	166,883
	Total Healthcare-Services	$ 1,502,033
	Home Builders — 0.6%
157,000	KB Home, 4.00%, 6/15/31	$ 123,844

The accompanying notes are an integral part of these financial statements.

20 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Home Builders — (continued)
205,000	M/I Homes, Inc., 3.95%, 2/15/30	$ 164,842
	Total Home Builders	$ 288,686
	Internet — 1.3%
285,000	Cogent Communications Group, Inc., 7.00%,
	6/15/27 (144A)	$ 272,372
390,000	Twitter, Inc., 5.00%, 3/1/30 (144A)	367,515
	Total Internet	$ 639,887
	Iron & Steel — 2.1%
290,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 285,799
258,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	260,856
125,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	124,702
135,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	135,988
360,000	TMS International Corp., 6.25%, 4/15/29 (144A)	251,100
	Total Iron & Steel	$ 1,058,445
	Leisure Time — 2.5%
290,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	$ 234,507
55,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	44,665
75,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	58,237
85,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	64,175
360,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	362,920
28,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	29,717
200,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	196,032
290,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	237,005
	Total Leisure Time	$ 1,227,258
	Lodging — 0.8%
232,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand
	Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 205,277
202,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	195,752
	Total Lodging	$ 401,029
	Media — 3.2%
355,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%,
	6/1/33 (144A)	$ 278,675
121,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
	3/1/30 (144A)	104,004
160,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
	2/1/32 (144A)	132,352
800,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	572,000
362,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	314,053
145,000	News Corp., 3.875%, 5/15/29 (144A)	126,150
50,000	News Corp., 5.125%, 2/15/32 (144A)	46,000
10,000	Univision Communications, Inc., 7.375%, 6/30/30 (144A)	9,925
25,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	20,563
	Total Media	$ 1,603,722

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 21

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Metal Fabricate/Hardware — 0.2%
130,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 107,900
	Total Metal Fabricate/Hardware	$ 107,900
	Mining — 1.9%
191,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 139,082
235,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	192,960
265,000	First Quantum Minerals, Ltd., 7.50%, 4/1/25 (144A)	260,826
220,000	FMG Resources August 2006 Pty, Ltd., 6.125%,
	4/15/32 (144A)	203,324
339,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	169,500
	Total Mining	$ 965,692
	Oil & Gas — 11.3%
302,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 301,873
592,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	605,320
302,000	Energean Plc, 6.50%, 4/30/27 (144A)	272,800
365,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	337,504
90,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%,
	4/15/30 (144A)	82,857
90,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%,
	4/15/32 (144A)	80,671
262,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	246,448
200,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	173,000
275,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	255,750
50,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	48,250
182,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	160,469
300,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	289,576
475,000	Occidental Petroleum Corp., 4.40%, 4/15/46	412,062
420,000	Parkland Corp., 4.625%, 5/1/30 (144A)	360,525
66,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	60,640
210,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	210,000
140,000	Southwestern Energy Co., 4.75%, 2/1/32	124,791
324,000	Southwestern Energy Co., 5.375%, 3/15/30	303,679
415,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	365,300
360,000	Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	337,090
133,775	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	128,816
260,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	241,696
270,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	262,240
	Total Oil & Gas	$ 5,661,357
	Oil & Gas Services — 0.1%
70,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	$ 68,124
	Total Oil & Gas Services	$ 68,124

The accompanying notes are an integral part of these financial statements.

22 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Packaging & Containers — 1.2%
125,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$ 130,625
189,000	OI European Group BV, 4.75%, 2/15/30 (144A)	153,033
195,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	185,250
164,000	TriMas Corp., 4.125%, 4/15/29 (144A)	143,910
	Total Packaging & Containers	$ 612,818
	Pharmaceuticals — 3.0%
155,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 132,331
350,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	323,283
270,000	P&L Development LLC/PLD Finance Corp., 7.75%,
	11/15/25 (144A)	192,256
185,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	157,243
467,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	447,960
260,000	Teva Pharmaceutical Finance Netherlands III BV,
	5.125%, 5/9/29	227,236
	Total Pharmaceuticals	$ 1,480,309
	Pipelines — 4.1%
202,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%,
	6/15/31 (144A)	$ 178,663
330,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
	7.125%, 6/1/28 (144A)	308,319
405,000(b)(c)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	368,530
6,000	EnLink Midstream LLC, 5.375%, 6/1/29	5,610
135,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	134,325
357,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	279,754
185,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.00%, 1/15/27	175,288
235,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	226,775
369,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	349,125
	Total Pipelines	$ 2,026,389
	Real Estate — 0.9%
270,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 217,702
325,000	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25%,
	4/15/30 (144A)	244,387
	Total Real Estate	$ 462,089
	REITs — 3.0%
310,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	$ 269,015
50,000	iStar, Inc., 4.25%, 8/1/25	49,901
452,000	iStar, Inc., 4.75%, 10/1/24	452,176
66,000	Starwood Property Trust, Inc., 3.75%, 12/31/24 (144A)	61,499
610,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	602,616

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 23

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	REITs — (continued)
95,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
	LLC, 6.50%, 2/15/29 (144A)	$ 72,379
	Total REITs	$ 1,507,586
	Retail — 3.6%
80,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 79,600
181,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	155,207
190,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	172,607
220,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	184,248
90,000	Gap, Inc., 3.625%, 10/1/29 (144A)	62,684
50,000	Gap, Inc., 3.875%, 10/1/31 (144A)	34,676
180,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	150,963
435,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	363,140
235,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	198,509
314,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	205,670
50,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	$ 41,480
206,000	Staples, Inc., 7.50%, 4/15/26 (144A)	174,082
	Total Retail	$ 1,822,866
	Software — 1.1%
440,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30 (144A)	$ 373,575
340,000	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (144A)	187,510
	Total Software	$ 561,085
	Telecommunications — 5.7%
850,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 576,381
185,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	157,426
359,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	307,668
687,000	GoTo Group, Inc., 5.50%, 9/1/27 (144A)	505,323
445,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	331,966
250,000	Maxar Technologies, Inc., 7.75%, 6/15/27 (144A)	248,125
275,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	274,312
500,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	429,790
	Total Telecommunications	$ 2,830,991
	Transportation — 3.5%
450,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 350,972
219,000	Danaos Corp., 8.50%, 3/1/28 (144A)	219,000
110,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	90,589
300,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	281,172
858,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	781,639
	Total Transportation	$ 1,723,372
	TOTAL CORPORATE BONDS
	(Cost $53,629,829)	$47,223,179

The accompanying notes are an integral part of these financial statements.

24 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Shares		Value
RIGHT/WARRANT — 0.0%† of Net Assets
Aerospace & Defense — 0.0%†
7,525(d)	Avation Plc, 1/1/59	$ —
	Total Aerospace & Defense	$ —
TOTAL RIGHT/WARRANT
	(Cost $ —)	$ —

Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 0.0%†
of Net Assets#
Collateralized Reinsurance — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000(e)+	Cypress Re 2017, 1/31/23	$ 25
250,000(e)(f)+	Resilience Re, 5/1/23	—
$ 25
	Total Collateralized Reinsurance	$ 25
Reinsurance Sidecars — 0.0%†
Multiperil – U.S. — 0.0%†
1,500,000(d)(g)+	Harambee Re 2018, 12/31/22	$—
Multiperil – Worldwide — 0.0%†
41,791(e)+	Berwick Re 2018-1, 12/31/22	$ 3,230
29,857(e)+	Berwick Re 2019-1, 12/31/22	3,568
1,500,000(e)+	Versutus Re 2018, 12/31/22	—
250,000(d)(g)+	Viribus Re 2018, 12/31/22	—
106,153(g)+	Viribus Re 2019, 12/31/22	754
7,552
	Total Reinsurance Sidecars	$ 7,552
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $52,230)	$ 7,577

Shares
SHORT TERM INVESTMENTS — 2.9% of Net Assets
Open-End Fund — 2.9%
1,455,820(h)	Dreyfus Government Cash Management, Institutional
	Shares, 2.11%	$ 1,455,820
$ 1,455,820
TOTAL SHORT TERM INVESTMENTS
	(Cost $1,455,820)	$ 1,455,820

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 25

Schedule of Investments | 8/31/22 (continued)

Shares		Value
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.4%
	(Cost $55,137,879)	$48,686,576
	OTHER ASSETS AND LIABILITIES — 2.6%	$ 1,283,138
	NET ASSETS — 100.0%	$49,969,714

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2022, the value of these securities amounted to $41,542,370, or 83.1% of net assets.
(a)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2022.
(d)	Non-income producing security.
(e)	Issued as participation notes.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Issued as preference shares.
(h)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

	Acquisition
Restricted Securities	date	Cost	Value
Berwick Re 2018-1	1/29/2018	$ 6,105	$3,230
Berwick Re 2019-1	12/31/2018	3,568	3,568
Cypress Re 2017	1/24/2017	840	25
Harambee Re 2018	12/19/2017	31,843	—
Resilience Re	2/8/2017	124	—
Versutus Re 2018	12/20/2017	—	—
Viribus Re 2018	12/22/2017	9,750	—
Viribus Re 2019	3/25/2019	—	754
Total Restricted Securities			$7,577
% of Net assets			0.0%†

† Amount rounds to less than 0.1%.

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
8,712,000	Markit CDX North	Pay	5.00%	6/20/27	$(26,921)	$53,060	$26,139
	America High Yield
	Index Series 38
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS – BUY PROTECTION					$(26,921)	$53,060	$26,139
TOTAL SWAP CONTRACTS					$(26,921)	$53,060	$26,139

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2022, aggregated $18,436,977 and $28,624,667, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2022, the Fund did not engage in sales pursuant to these procedures.

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 27

Schedule of Investments | 8/31/22 (continued)

At August 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $55,313,645 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 367,281
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(6,968,211)
Net unrealized depreciation	$(6,600,930)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3	– significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of August 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$47,223,179	$ —	$47,223,179
Right/Warrant	—*	—	—	—*
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	25	25
Reinsurance Sidecars
Multiperil – U.S.	—	—	—*	—*
Multiperil – Worldwide	—	—	7,552	7,552
Open-End Fund	1,455,820	—	—	1,455,820
Total Investments in Securities	$1,455,820	$47,223,179	$7,577	$48,686,576
Other Financial Instruments
Swap contracts, at value	$ —	$ 26,139	$ —	$ 26,139
Total Other Financial Instruments	$ —	$ 26,139	$ —	$ 26,139

* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 8/31/21	$ 31,806	$ 113,722	$ 145,528
Realized gain (loss)(1)	10,544	(148,443)	(137,899)
Changed in unrealized appreciation (depreciation)(2)	(6,696)	101,700	95,004
Return of capital	—	(53,741)	(53,741)
Purchases	—	—	—
Sales	(35,654)	(5,661)	(41,315)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 8/31/22	$ —	$ 7,577	$ 7,577

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended August 31, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at August 31, 2022: $26,208

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 29

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $55,137,879)	$ 48,686,576
Foreign currencies, at value (cost $102,753)	97,949
Swaps collateral	516,887
Variation margin for centrally cleared swap contracts	15,630
Swap contracts, at value (net premiums received $26,921)	26,139
Receivables —
Investment securities sold	43,362
Fund shares sold	49,559
Interest	838,132
Due from the Adviser	5,669
Other assets	27,237
Total assets	$ 50,307,140
LIABILITIES:
Overdraft due to custodian	$ 15,567
Payables —
Fund shares repurchased	199,024
Distributions	9,736
Trustees' fees	1,425
Professional fees	67,114
Transfer agent fees	15,374
Printing fees	8,936
Due to affiliates	9,871
Accrued expenses	10,379
Total liabilities	$ 337,426
NET ASSETS:
Paid-in capital	$120,969,732
Distributable earnings (loss)	(71,000,018)
Net assets	$ 49,969,714
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $18,769,031/2,354,135 shares)	$ 7.97
Class C (based on $3,061,336/386,705 shares)	$ 7.92
Class Y (based on $28,139,347/3,511,330 shares)	$ 8.01
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.97 net asset value per share/100%-4.50% maximum
sales charge)	$ 8.35

The accompanying notes are an integral part of these financial statements.

30 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Statement of Operations

FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 3,622,048
Dividends from unaffiliated issuers	24,370
Total Investment Income		$ 3,646,418
EXPENSES:
Management fees	$ 300,587
Administrative expenses	30,648
Transfer agent fees
Class A	15,412
Class C	3,923
Class Y	43,965
Distribution fees
Class A	52,543
Class C	50,114
Shareowner communications expense	7,739
Custodian fees	2,979
Registration fees	64,934
Professional fees	83,943
Printing expense	68,733
Pricing fees	4,166
Trustees' fees	8,443
Miscellaneous	16,807
Total expenses		$ 754,936
Less fees waived and expenses reimbursed by the Adviser		(278,560)
Net expenses		$ 476,376
Net investment income		$ 3,170,042
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (513,168)
Swap contracts	(419,256)
Other assets and liabilities denominated in foreign
currencies	(21,778)	$ (954,202)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(8,636,375)
Swap contracts	697,199
Other assets and liabilities denominated in foreign
currencies	3,722	$(7,935,454)
Net realized and unrealized gain (loss) on investments		$(8,889,656)
Net decrease in net assets resulting from operations		$(5,719,614)

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 31

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/22	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 3,170,042	$ 4,124,528
Net realized gain (loss) on investments	(954,202)	3,504,636
Change in net unrealized appreciation (depreciation)
on investments	(7,935,454)	2,480,774
Net increase (decrease) in net assets resulting
from operations	$ (5,719,614)	$ 10,109,938
DISTRIBUTIONS TO SHAREOWNERS:
Class A* ($0.39 and $0.30 per share, respectively)	$ (943,019)	$ (611,286)
Class C* ($0.32 and $0.24 per share, respectively)	(181,668)	(225,965)
Class Y* ($0.42 and $0.33 per share, respectively)	(1,626,083)	(1,827,295)
Tax return of capital
Class A* ($— and $0.16 per share, respectively)	—	(406,019)
Class C* ($— and $0.15 per share, respectively)	—	(139,490)
Class Y* ($— and $0.16 per share, respectively)	—	(831,070)
Total distributions to shareowners	$ (2,750,770)	$ (4,041,125)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 6,870,247	$ 8,774,554
Shares issued in Reorganization	—	97,124,435
Reinvestment of distributions	2,631,093	3,894,010
Cost of shares repurchased	(21,481,429)	(68,280,716)
Net increase (decrease) in net assets resulting
from Fund share transactions	$(11,980,089)	$ 41,512,283
Net increase (decrease) in net assets	$(20,450,473)	$ 47,581,096
NET ASSETS:
Beginning of year	$ 70,420,187	$ 22,839,091
End of year	$ 49,969,714	$ 70,420,187

*	The Fund (formerly known as Pioneer Dynamic Credit Fund) acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). Historical share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratios used for the Reorganization.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/22	8/31/22	8/31/21	8/31/21
	Shares	Amount	Shares	Amount
Class A*
Shares sold	457,441	$ 3,975,150	691,100	$ 5,289,354
Shares issued in
Reorganization	—	—	2,188,422	18,835,176
Reinvestment of
distributions	102,547	879,915	106,818	966,019
Less shares
repurchased	(739,675)	(6,423,136)	(1,373,358)	(12,073,904)
Net increase
(decrease)	(179,687)	$ (1,568,071)	1,612,982	$ 13,016,645
Class C*
Shares sold	15,041	$ 134,079	47,342	$ 318,092
Shares issued in
Reorganization	—	—	1,291,533	11,054,272
Reinvestment of
distributions	18,863	162,521	40,151	360,454
Less shares
repurchased	(404,270)	(3,491,003)	(708,098)	(6,359,248)
Net increase
(decrease)	(370,366)	$ (3,194,403)	670,928	$ 5,373,570
Class Y*
Shares sold	313,756	$ 2,761,018	502,347	$ 3,167,108
Shares issued in
Reorganization	—	—	7,770,271	67,234,987
Reinvestment of
distributions	183,733	1,588,657	282,989	2,567,537
Less shares
repurchased	(1,313,540)	(11,567,290)	(5,544,638)	(49,847,564)
Net increase
(decrease)	(816,051)	$ (7,217,615)	3,010,969	$ 23,122,068

*	The Fund (formerly known as Pioneer Dynamic Credit Fund) acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). Historical share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratios used for the Reorganization.

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 33

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21*	8/31/20*	8/31/19*	8/31/18*
Class A
Net asset value, beginning of period	$ 9.22	$ 8.78	$ 9.06	$ 8.90	$ 9.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.45	$ 0.46	$ 0.46	$ 0.45	$ 0.42
Net realized and unrealized gain (loss) on investments	(1.31)	0.44	(0.27)	0.16	(0.20)
Net increase (decrease) from investment operations	$ (0.86)	$ 0.90	$ 0.19	$ 0.61	$ 0.22
Distributions to shareowners:
Net investment income	$ (0.39)	$ (0.30)	$ (0.47)	$ (0.45)	$ (0.41)
Net realized gain	—	—	—	—	(0.04)
Tax return of capital	—	(0.16)	—	—	—
Total distributions	$ (0.39)	$ (0.46)	$ (0.47)	$ (0.45)	$ (0.45)
Net increase (decrease) in net asset value	$ (1.25)	$ 0.44	$ (0.28)	$ 0.16	$ (0.23)
Net asset value, end of period	$ 7.97	$ 9.22	$ 8.78	$ 9.06	$ 8.90
Total return (b)	(9.54)%	10.45%	2.25%	7.13%	2.60%
Ratio of net expenses to average net assets	0.90%	0.90%	0.93%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	5.20%	5.05%	5.27%	5.10%	4.68%
Portfolio turnover rate	33%	83%	92%	60%	114%
Net assets, end of period (in thousands)	$18,769	$23,369	$ 9,052	$8,374	$8,009
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.30%	1.40%	2.03%	2.12%	1.91%
Net investment income (loss) to average net assets	4.80%	4.55%	4.17%	3.98%	3.78%

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”) . As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 8.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21*	8/31/20*	8/31/19*	8/31/18*
Class C
Net asset value, beginning of period	$ 9.17	$ 8.73	$ 8.94	$ 8.79	$ 9.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.39	$ 0.41	$ 0.38	$ 0.35
Net realized and unrealized gain (loss) on investments	(1.30)	0.44	(0.21)	0.15	(0.19)
Net increase (decrease) from investment operations	$ (0.93)	$ 0.83	$ 0.20	$ 0.53	$ 0.16
Distributions to shareowners:
Net investment income	$ (0.32)	$ (0.24)	$(0.41)	$ (0.38)	$ (0.34)
Net realized gain	—	—	—	—	(0.04)
Tax return of capital	—	(0.15)	—	—	—
Total distributions	$ (0.32)	$ (0.39)	$(0.41)	$ (0.38)	$ (0.38)
Net increase (decrease) in net asset value	$ (1.25)	$ 0.44	$(0.21)	$ 0.15	$ (0.22)
Net asset value, end of period	$ 7.92	$ 9.17	$ 8.73	$ 8.94	$ 8.79
Total return (b)	(10.30)%	9.64%	2.30%	6.34%	1.84%
Ratio of net expenses to average net assets	1.65%	1.65%	1.50%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	4.29%	4.35%	4.67%	4.35%	3.94%
Portfolio turnover rate	33%	83%	92%	60%	114%
Net assets, end of period (in thousands)	$ 3,061	$6,940	$ 853	$4,089	$3,983
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.06%	2.14%	2.58%	2.87%	2.65%
Net investment income (loss) to average net assets	3.88%	3.86%	3.59%	3.23%	3.04%

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”) . As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 8.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 35

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21*	8/31/20*	8/31/19*	8/31/18*
Class Y
Net asset value, beginning of period	$ 9.27	$ 8.82	$ 9.11	$ 8.95	$ 9.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.48	$ 0.49	$ 0.48	$ 0.48	$ 0.45
Net realized and unrealized gain (loss) on investments	(1.32)	0.45	(0.27)	0.16	(0.20)
Net increase (decrease) from investment operations	$ (0.84)	$ 0.94	$ 0.21	$ 0.64	$ 0.25
Distributions to shareowners:
Net investment income	$ (0.42)	$ (0.33)	$ (0.50)	$ (0.48)	$ (0.43)
Net realized gain	—	—	—	—	(0.04)
Tax return of capital	—	(0.16)	—	—	—
Total distributions	$ (0.42)	$ (0.49)	$ (0.50)	$ (0.48)	$ (0.47)
Net increase (decrease) in net asset value	$ (1.26)	$ 0.45	$ (0.29)	$ 0.16	$ (0.22)
Net asset value, end of period	$ 8.01	$ 9.27	$ 8.82	$ 9.11	$ 8.95
Total return (b)	(9.31)%	10.80%	2.53%	7.41%	2.86%
Ratio of net expenses to average net assets	0.60%	0.60%	0.63%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	5.47%	5.40%	5.58%	5.35%	4.94%
Portfolio turnover rate	33%	83%	92%	60%	114%
Net assets, end of period (in thousands)	$28,139	$40,111	$12,934	$8,163	$8,021
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.11%	1.12%	1.76%	1.87%	1.66%
Net investment income (loss) to average net assets	4.96%	4.88%	4.45%	4.23%	4.03%

*	The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the exchange ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 8.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer Corporate High Yield Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. Effective September 25, 2020, Pioneer Corporate High Yield Fund (the “Predecessor Fund”) reorganized with Pioneer Dynamic Credit Fund through a tax-free reorganization (the “Reorganization”). Pioneer Dynamic Credit Fund was the legal and tax survivor of the Reorganization. The Predecessor Fund was the accounting and performance survivor of the Reorganization and, as such, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. For financial reporting purposes, net assets of $97,124,435, including unrealized depreciation of securities of $1,009,354, were combined with the Predecessor Fund as part of the Reorganization. The financial highlights and shareholder activity, as reflected in the Statements of Changes in Net Assets and Financial Highlights, have been adjusted to reflect the exchange ratios used for the Reorganization of the Fund with the Predecessor Fund. As a result of the Reorganization, Pioneer Dynamic Credit Fund was renamed Pioneer Corporate High Yield Fund. For additional information about the Reorganization see Note 9. The investment objective of the Fund is to achieve a high level of current income and longterm capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

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Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

38 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

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of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using third party insurance industry pricing model).

40 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

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The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At August 31, 2022, the Fund reclassified $1,092,284 to decrease distributable earnings and $1,092,284 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At August 31, 2022, the Fund was permitted to carry forward indefinitely $28,951,727 of short-term losses and $35,854,336 of long-term losses, which maybe subject to limitations imposed by the Internal Revenue Code.

For tax reporting purposes, the tax character of distributions paid by Pioneer Corporate High Yield Fund was as follows:

The tax character of distributions paid during the tax year ended August 31, 2022, the short tax year ended August 31, 2021, and the tax year ended March 31, 2021 were as follows:

		4/1/21 to	4/1/20 to
	2022	8/31/21	3/31/21
Distributions paid from:
Ordinary income	$2,750,770	$ 302,426	$4,567,102
Tax return of capital	—	1,150,162	226,417
Total	$2,750,770	$1,452,588	$4,793,519

42 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 416,711
Capital loss carryforward	(64,806,063)
Other book/tax temporary differences	(9,736)
Net unrealized depreciation	(6,600,930)
Total	$(71,000,018)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and the tax treatment of swaps.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $989 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation,

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changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below

44 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

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The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of – LIBOR on the fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

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With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at August 31, 2022 are listed in the Schedule of Investments.

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I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

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J. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the

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protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at August 31, 2022, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended August 31, 2022, was $(278,170). Open credit default swap contracts at August 31, 2022, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2022, the effective management fee (excluding waivers and/or reimbursement) was equivalent to 0.50% of the Fund’s average daily net assets.

The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90%, 1.65% and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended are reflected on the Statement of Operations.

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In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,798 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2022, the Fund paid $8,443 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,425.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$3,183
Class C	822
Class Y	3,734
Total	$7,739

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 51

the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,073 in distribution fees payable to the Distributor at August 31, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2022, CDSCs in the amount of $867 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2022, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

52 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2022, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Swap contracts
at value	$ —	$26,139	$ —	$ —	$ —
Total Value	$ —	$26,139	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2022 was as follows:

Foreign
	Interest	Credit	Exchange	Equity	Commodity
Statement of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Swap contracts	$ —	$ (419,256)	$ —	$ —	$ —
Total Value	$ —	$ (419,256)	$ —	$ —	$ —
Change in Net
Unrealized Appreciation
(Depreciation) on
Swap contracts	$ —	$ 697,199	$ —	$ —	$ —
Total Value	$ —	$ 697,199	$ —	$ —	$ —

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 53

8. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

9. Reorganization Information

On September 25, 2020 (“Reorganization Date”), the Predecessor Fund was reorganized with the Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Fund and the Predecessor Fund. The purpose of this transaction was to combine two funds (managed by the Adviser) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by a tax-free exchange of the assets and liabilities of the Predecessor Fund for shares of the Fund. Neither the Funds nor their shareowners realized gain (loss) as a direct result of the Reorganization. Shareowners holding Class A, C and Y shares of the Predecessor Fund received Class A, C and Y shares of the Fund, respectively, in the Reorganization.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes. The Fund was the legal survivor of the Reorganization. The Predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Prior to the Reorganization, the Fund was named Pioneer Dynamic Credit Fund.

The following charts show the details of the Reorganization as of Reorganization Date:

	Fund (formerly,	Predecessor Fund	Fund (renamed
	Pioneer Dynamic	(Pioneer Corporate	Pioneer Corporate
	Credit Fund)	High Yield Fund)	High Yield Fund)
	(Pre-Reorganization)	(Pre-Reorganization)	(Post-Reorganization)
Net Assets
Class A	$18,835,176	$ 8,589,931	$ 27,425,107
Class C	11,054,272	836,239	11,890,511
Class Y	67,234,987	12,684,049	79,919,036
Total Net Assets	$97,124,435	$22,110,219	$119,234,654
Shares Outstanding
Class A	2,188,422	997,664*	3,186,086
Class C	1,291,533	97,692*	1,389,225
Class Y	7,770,271	1,466,357*	9,236,628

54 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

	Pre-conversion	Exchange	Post-conversion
	Shares	Ratios*	Shares*
Class A	890,984	1.1197	997,664
Class C	86,169	1.1337	97,692
Class Y	1,316,312	1.1140	1,466,357

	Exchange	Shares Issued in
	Ratio	Reorganization**
Class A	1.0000	2,188,422
Class C	1.0000	1,291,533
Class Y	1.0000	7,770,271

*	Share amounts have been adjusted to reflect the exchange ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.
**	Reflects shares issued by the Predecessor Fund, the accounting survivor with an aggregate value of $97,124,435, as shown on the Statements of Changes in Net Assets.

	Unrealized
	Appreciation/	Accumulated
	(Depreciation)	Gain/(Loss) on
	on Reorganization Date	Reorganization Date
	September 25, 2020	September 25, 2020
Fund	$ (1,009,354)	$(67,104,414)
Predecessor Fund	(337,123)	(1,181,865)

Assuming the Reorganization had been completed on September 1, 2020, the beginning of the Fund’s prior fiscal year, the pro forma results of operations for the year ended August 31, 2021, are as follows:

Net Investment Income (Loss)	$4,429,183
Net Realized and Unrealized Gains	3,567,729
Net increase in net assets resulting from operations	$7,996,912

Because the combined investment portfolio has been managed as a single integrated portfolio since the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Pioneer Corporate High Yield Fund that have been included in the Fund’s Statement of Operations since the Reorganization Date.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Corporate High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Corporate High Yield Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Corporate High Yield Fund at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

56 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 57

Additional Information (unaudited)

For the year ended August 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 69%.

58 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 59

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

60 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 61

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2016.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice President,	communications and securities
	earlier retirement	The Bank of New York (financial and securities services) (1986 – 2004)	processing provider for financial
	or removal.		services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

62 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2016.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	Carver Bancorp, Inc. (holding
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	company) and Carver Federal
		Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 63

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)
(1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2016.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2016.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

64 Pioneer Corporate High Yield Fund| Annual Report | 8/31/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and Chief	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based
Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	investment accounting software
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	for reporting and reconciliation
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	services) (September 2022 –
		Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset	present)
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International, Eaton
Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2016.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Corporate High Yield Fund | Annual Report| 8/31/22 65

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2016. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2016. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	discretion of the Board	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and		May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2016. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (64)	Since 2016. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (40)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020

66 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022. Serves	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	at the discretion of	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

Pioneer Corporate High Yield Fund | Annual Report | 8/31/22 67

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68 Pioneer Corporate High Yield Fund | Annual Report | 8/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 30494-05-1022

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $49,128 payable to Ernst & Young LLP for the year ended August 31, 2022 and $45,700 for the year ended August 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $13,515 and $12,572 during the fiscal years ended August 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $13,515 and $12,572 during the fiscal years ended August 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 4, 2022

* Print the name and title of each signing officer under his or her signature.